Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                     TO THE HOLDERS OF:
BANK OF                    Corporate Bond-Backed Certificates
   NEW                     Series 1998-NSC-1
  YORK                     Class A-1 Certificates
                               CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms of Trust Agreements, The Bank of New York, as trustee submits the following cash basis statement for the period ending:

                                                               November 15, 2007

INTEREST ACCOUNT
Balance as of May 15, 2007                                                 $0.00
      Schedule Income received on securities ....................    $481,550.00
      Unscheduled Income received on securities .................          $0.00
      Interest Received on sale of securities ...................          $0.00
LESS:
      Distribution to Class A-1 Holders .........     $478,550.00
      Distribution to Swap Counterparty .........           $0.00
      Trustee Fees ..............................       $2,250.00
      Fees allocated for third party expenses ...         $750.00
Balance as of November 15, 2007                          Subtotal          $0.00


PRINCIPAL ACCOUNT
Balance as of May 15, 2007                                                 $0.00
      Scheduled Principal payment received on securities ........    $502,950.00
      Principal received on sale of securities ..................          $0.00
LESS:
      Distribution to Class A-1 Holders .........     $502,950.00
      Distribution to Swap Counterparty .........           $0.00
Balance as of November 15, 2007                          Subtotal          $0.00
                                                          Balance          $0.00

               UNDERLYING SECURITIES HELD AS OF: November 15, 2007
                           $25,000,000 7.90% Notes
                               Issued by
                           NORFOLK SOUTHERN CORPORATION
                           CUSIP# : 655-844-AK4